EXHIBIT 99.2

                                VOTING AGREEMENT
                                ----------------

     THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of June 20, 2005, by and among Genaissance Pharmaceuticals, Inc., a Delaware corporation (the "Company"), Clinical Data, Inc., a Delaware corporation ("Clinical Data"), and RAM Trading, Ltd., a Cayman Islands exempted company (the "Stockholder").

     WHEREAS, as of the date hereof, the Stockholder beneficially owns (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) all of the outstanding shares of Series A Preferred Stock, $0.001 par value (the "Company Series A Preferred Stock") of the Company (such shares of Series A Preferred Stock, together with any other shares of the Company Series A Preferred Stock, sole or shared voting power over which is acquired by such Stockholder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, collectively, the "Subject Preferred Shares");

     WHEREAS, Clinical Data and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement") (terms used but not defined herein shall have the meanings set forth in the Merger Agreement) with respect to the merger of an acquisition subsidiary of Clinical Data with and into the Company, as a result of which the Company shall become a wholly owned subsidiary of Clinical Data (the "Merger");

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Clinical Data has required that the Stockholder enter into this Agreement whereby the Stockholder commits to cause the Subject Preferred Shares over which the Stockholder has sole voting power, and to use its best efforts to cause the Subject Preferred Shares over which the Stockholder has joint voting power, to be voted in favor of the Merger on the terms and subject to the conditions of this Agreement; and

     WHEREAS, as a condition to its willingness to enter into this Agreement, the Stockholder has required that Clinical Data also enter into this Agreement whereby Clinical Data commits to cause the Merger Agreement to provide that all of the shares of the Company Series A Preferred Stock owned by the Stockholder will convert into that number of shares of the Series A Preferred Stock, $.01 par value per share (the "Clinical Data Series A Preferred Stock"), of Clinical Data calculated in accordance with the terms of Exhibit C to the Merger Agreement with such rights, preferences and privileges as set forth therein, and with such other rights, including registration rights as may be agreed upon by Clinical Data and the Stockholder.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement and intending to be legally bound, the parties agree as follows:

                                   ARTICLE I
                                 VOTING MATTERS

     Section 1.1 Agreement to Vote. The Stockholder hereby agrees that, provided that Clinical Data is in compliance with Section 2.1 of this Agreement, from and after the date hereof until the termination of this Agreement, at any duly called meeting of the stockholders of the Company, and in any action by written consent of the stockholders of the Company, the Stockholder shall, if a meeting is held, appear at the meeting and any adjournment or postponement thereof, in person or by proxy, or otherwise cause the Subject Preferred Shares over which the Stockholder has sole voting power (and use its best efforts to cause the Subject Preferred Shares over which the Stockholder has joint voting power) to be counted as present thereat for purposes of establishing a quorum, and such Stockholder shall vote or consent the Subject Preferred Shares over which the Stockholder has sole voting power (and cause to be voted or consented the Subject Preferred Shares over which the Stockholder has joint voting power), in person or by proxy, (a) in favor of approving the Merger Agreement, the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (b) in favor of any proposal to adjourn any such meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of such meeting to approve the Merger Agreement, (c) against any action or agreement submitted for approval of the stockholders of the Company that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholder under this Agreement and (d) except as otherwise agreed in writing by Clinical Data, against any action, agreement, transaction or proposal submitted for approval of the stockholders of the Company that would reasonably be expected to result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay or adversely affect the transactions contemplated by the Merger Agreement. Any vote by the Stockholder that is not in accordance with this
Section 1.1 shall be considered null and void. The Stockholder shall not enter into any agreement or understanding with any person or entity prior to the termination of this Agreement to vote or give instructions in a manner inconsistent with clauses (a), (b), (c) or (d) of this Section 1.1.

     Section 1.2 Grant of Irrevocable Proxy.

          (a) The Stockholder hereby irrevocably grants to, and appoints, Clinical Data and Israel Stein, M.D., in his capacity as Chief Executive Officer of Clinical Data, and any individual who shall hereafter succeed to any such office of Clinical Data, the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote the Subject Preferred Shares, or grant a consent or approval in respect of the Subject Preferred Shares (i) in favor of approving the Merger Agreement, the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (ii) in favor of any proposal to adjourn any such meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of such meeting to approve the Merger Agreement, (iii) against any action or agreement submitted for approval of the stockholders of the Company that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholder under this Agreement and (iv) except as otherwise agreed in writing by Clinical Data, against any action, agreement, transaction or proposal submitted for approval of the stockholders of the Company that would reasonably be expected to result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay or adversely affect the transactions contemplated by the Merger Agreement.

          (b) Stockholder represents that any proxies heretofore given in respect of the Subject Preferred Shares are not irrevocable, and that any such proxies are hereby revoked.

          (c) Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest sufficient in law to support an irrevocable voting power and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with Section 212(e) of the General Corporation Law of the State of Delaware. Notwithstanding anything herein to the contrary, the parties agree that such irrevocable proxy shall terminate and be of no further force and effect upon the termination of this Agreement.

                                   ARTICLE II
                           COVENANTS OF CLINICAL DATA

     Section 2.1 Agreement to Provide Conversion Ratio. Clinical Data hereby agrees that Clinical Data shall cause the Merger Agreement to provide that all of the shares of the Company Series A Preferred Stock owned by the Stockholder will convert into that number of shares of Clinical Data Series A Preferred Stock calculated in accordance with the terms of Exhibit C to the Merger Agreement with such rights, preferences and privileges as set forth therein, and with such other rights, including registration rights as may be agreed upon by Clinical Data and the Stockholder.

                                  ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

     The Stockholder hereby represents and warrants to Clinical Data as follows:

     Section 3.1 Organization, Good Standing and Qualification. The Stockholder is an exempted company duly formed, validly existing and in good standing under the laws of the Cayman Islands and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted.

     Section 3.2 Authority. The Stockholder has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes the valid and legally binding obligation of the Stockholder, enforceable in accordance with its terms and conditions.

     Section 3.3 Consent. No consent of any other person, and no notice to, filing or registration with, or consent, approval or authorization of, any court or Governmental Entity, regulatory or self-regulatory agency or any other third party is necessary or is required to be made or obtained by the Stockholder, in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than a filing with the Securities and Exchange Commission to amend the Stockholder's Schedule 13D relating to the Company.

     Section 3.4 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate the organizational documents of the Stockholder or any law, rule, regulation, judgment, order or decree to which the Stockholder is subject,
(ii) violate any contract, lease, license, instrument or other legally binding arrangement or agreement to which the Stockholder is a party or by which the Stockholder is bound, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other legally binding arrangement or agreement to which the Stockholder is a party or by which it is bound or to which any of its assets is subject.

     Section 3.5 Ownership of Shares. The Stockholder holds of record and owns beneficially and will hold of record and own beneficially through the date this Agreement is terminated pursuant to Section 6.1 herein the Subject Preferred Shares, free and clear of any restrictions on transfer (other than restrictions under applicable securities laws), Liens, options, warrants, purchase rights, contracts, commitments, equities, claims and demands, except as provided in this Agreement. The Subject Preferred Shares represent all of the shares of the Company Series A Preferred Stock owned by the Stockholder, as of the date hereof. The Stockholder has not appointed or granted any proxy inconsistent with this Agreement, which appointment or grant is still effective, with respect to the Subject Preferred Shares.

     Section 3.6 Litigation. There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of the Stockholder, proposed or threatened that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or that otherwise might impair the Subject Preferred Shares.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF CLINICAL DATA

     Clinical Data hereby represents and warrants to the Stockholder as follows:

     Section 4.1 Organization, Good Standing and Qualification. Clinical Data is a corporation duly formed and validly existing under the laws of the State of Delaware and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted.

     Section 4.2 Authority. Clinical Data has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly and validly executed and delivered by Clinical Data and constitutes the valid and legally binding obligation of Clinical Data, enforceable in accordance with its terms and conditions.

     Section 4.3 Consent. No consent of any other person, and no notice to, filing or registration with, or consent, approval or authorization of, any court or Governmental Entity, regulatory or self-regulatory agency or any other third party is necessary or is required to be made or obtained by Clinical Data, in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than a filing of Schedule 13D relating to the Company with the Securities and Exchange Commission.

     Section 4.4 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate the organizational documents of Clinical Data or any law, rule, regulation, judgment, order or decree to which Clinical Data is subject, (ii) violate any contract, lease, license, instrument or other legally binding arrangement or agreement to which Clinical Data is a party or by which Clinical Data is bound, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other legally binding arrangement or agreement to which Clinical Data is a party or by which it is bound or to which any of its assets is subject.

     Section 4.5 Litigation. There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of Clinical Data, proposed or threatened that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

                                   ARTICLE V
                          COVENANTS OF THE STOCKHOLDER

     The Stockholder hereby covenants and agrees as follows:

     Section 5.1 Restriction on Transfer of Shares.

          (a) The Stockholder shall not, directly or indirectly: (i) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) or enter into any contract, option, derivative, hedging or other arrangement or understanding (including any profit-sharing arrangement) with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Subject Preferred Shares or any interest therein (any of the foregoing, a "Transfer"), except to any affiliate of the Stockholder, provided that such affiliate agrees in writing to be bound by the terms of this Agreement, or Transfers which occur by operation of law or with the Company's prior written consent, (ii) grant any proxies or powers of attorney (other than pursuant to this Agreement or to an affiliate of the Stockholder that agrees in writing to be bound by the terms of this Agreement) with respect to the Subject Preferred Shares, deposit any of the Subject Preferred Shares into a voting trust or enter into any other voting arrangement (other than with an affiliate of the Stockholder that agrees in writing to be bound by the terms of this Agreement) or permit to exist any other Lien of any nature whatsoever with respect to the Subject Preferred Shares (other than such other Liens created by or arising under this Agreement or existing by operation of law), or (iii) commit or agree to take any of the foregoing actions.

     Section 5.2 Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Preferred Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Subject Preferred Shares shall pass, whether by operation of law or otherwise, including without limitation the Stockholder's administrators, successors or receivers.

     Section 5.3 Legend. Each certificate representing Subject Preferred Shares shall bear the following legend on the face thereof if so requested in writing by Clinical Data:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING, TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN THAT CERTAIN VOTING AGREEMENT DATED AS OF JUNE 20, 2005 BY AND AMONG Genaissance Pharmaceuticals, Inc., a Delaware corporation, Clinical Data, Inc., a Delaware corporation and RAM Trading, Ltd., a Cayman Islands exempted company, AS THE SAME MAY BE AMENDED FROM TIME TO TIME."

     In the event that Clinical Data so requests in writing, the Stockholder will cause all of its Subject Preferred Shares to be delivered to the Company for the purpose of applying such legend (if not so endorsed upon issuance). The Company shall return to the delivering party, as promptly as possible, any securities so delivered. The delivery of such securities by the delivering party shall not in any way affect such party's rights with respect to such securities.

     Section 5.4 Waiver. In connection with the Merger, the Stockholder hereby expressly waives, to the extent permitted under applicable law, the applicability of the provisions for dissenters' or appraisal rights set forth in
Section 262 of the General Corporation Law of the State of Delaware (or any other similar applicable state law) and expressly agrees that it shall not be entitled, under any circumstances in connection with the Merger, to exercise any such dissenters' or appraisal rights.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section 6.1 Termination. This Agreement shall automatically terminate, and neither Clinical Data nor the Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect, upon the earliest to occur of (a) the mutual consent of all of the parties hereto, (b) the Effective Time and (c) the date of termination of the Merger Agreement in accordance with its terms; provided that any such termination shall not relieve any party from liability for any intentional breach of this Agreement (which includes, without limitation, the making of any representation or warranty by a party in this Agreement that the party knew was not true and accurate when made).

     Section 6.2 Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement shall survive the termination of this Agreement. This Section 6.2 shall not limit any covenant or agreement of the parties contained herein which by its terms contemplates performance after the termination of this Agreement.

     Section 6.3 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or on receipt after dispatch by first class mail, postage prepaid, addressed, or on receipt if transmitted by national overnight courier, in each case as follows:

                If to Clinical Data:              With a copy to:

                Clinical Data, Inc.               McDermott Will & Emery LLP
                2 Thurber Boulevard               28 State Street
                Smithfield, RI 02917              Boston, MA 02109
                Attn: Caesar Belbel               Attn:  John Hession
                Tel:  (800) 345-2822              Tel: (617) 535-4000
                Fax:  (800) 655-3526              Fax: (617) 535-3800

                If to the Stockholder, to:        With a copy to:

                RAM Trading, Ltd.                 Sidley Austin Brown & Wood LLP
                c/o Ritchie Capital                        Bank One Plaza
                Management, LLC                   10 South Dearborn Street
                2100 Enterprise Avenue            Chicago, Illinois  60603
                Geneva, Illinois 60134            Attn:  Michael Gordon
                Attn:  General Counsel            Tel: (312) 853-7000
                Tel:  (630) 482-7122                       Fax:  (312) 853-7036
                Fax:  (630) 232-3863

                If to the Company:                With a copy to:

                Genaissance                       Wilmer Cutler Pickering
                Pharmaceuticals, Inc.             Hale and Dorr LLP
                Five Science Park                 60 State Street
                New Haven, CT 06511               Boston, MA 02109
                Attn: Kevin Rakin                 Attn:  Steven D. Singer
                Tel:  (203) 773-1450              Tel:  (617) 526-6000
                Fax:  (203) 562-9377              Fax: (617) 526-5000

     Section 6.4 Expenses. All costs and expenses (including legal fees) incurred in connection with this Agreement shall be paid by the party incurring such expenses.

     Section 6.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 6.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     Section 6.7 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     Section 6.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void, except any assignment in connection with any Transfer of the Subject Preferred Shares permitted by this Agreement.

     Section 6.9 Binding Effect. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns.

     Section 6.10 Mutual Drafting. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing this Agreement to be drafted.

     Section 6.11 Governing Law; Consent to Jurisdiction; Waiver of Trial by
Jury.

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such court, and (iv) waives, to the fullest extent permitted by laws, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by laws. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.3. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by laws.

          (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT MAY INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (II) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (III) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11(c).

     Section 6.12 Amendment: Waiver. No provision of this Agreement may be waived unless in writing signed by all of the parties to this Agreement, and the waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended, supplemented or otherwise modified only by a written agreement executed by all of the parties to this Agreement.

     Section 6.13 Stop Transfer Order. In furtherance of this Agreement, the Stockholder shall and does hereby authorize and request that the Company instruct its transfer agent to enter a stop transfer order, consistent with the terms of this Agreement and subject to such transfers as may be permitted by the express terms hereof, with respect to all of the Subject Preferred Shares beneficially owned by the Stockholder. The Company hereby agrees to the restriction on the Transfer of shares of Company Series A Preferred Stock provided for in this Agreement and agrees not to recognize, or authorize or permit any affiliate or agent to recognize, any Transfer in breach of this Agreement.

     Section 6.14 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     Section 6.15 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof in addition to any other remedies at law or in equity.

     Section 6.16 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


                           [Signature page follows.]

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.



                                    GENAISSANCE PHARMACEUTICALS, INC.


                                    By:      /s/ Ben D. Kaplan
                                       ---------------------------------
                                             Name: Ben D. Kaplan
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer

                                    CLINICAL DATA, INC.


                                    By:      /s/ Israel M. Stein
                                       -----------------------------------------
                                             Name: Israel M. Stein, M.D.
                                             Title:   Chief Executive Officer


                                    RAM TRADING, LTD.


                                    By:      /s/ John Stochetti
                                       -----------------------------------------
                                             Name: John Stocchetti
                                             Title:  Chief Financial Officer